Exhibit: 10.1

                        TWELFTH AMENDMENT TO AMENDED AND
                            RESTATED CREDIT AGREEMENT



                  THIS TWELFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT ("Twelfth Amendment") is made as of the 27th day of December, 2007, by and between CULP, INC., a North Carolina corporation (together with its successors and permitted assigns, the "Borrower"), and WACHOVIA BANK, NATIONAL ASSOCIATION (formerly, Wachovia Bank, N.A.), a national banking association, as Agent and as a Bank (together with its endorsees, successors and assigns, the "Bank").

                                   BACKGROUND
                                   ----------

                  The Borrower and the Bank entered into an Amended and Restated Credit Agreement, dated as of August 23, 2002, as amended by Second Amendment to Amended and Restated Credit Agreement (the "Second Amendment"), dated as of June 3, 2003, by Third Amendment to Amended and Restated Credit Agreement (the "Third Amendment"), dated as of August 23, 2004, by Fourth Amendment to Amended and Restated Credit Agreement ("Fourth Amendment"), dated as of December 7, 2004, by Fifth Amendment to Amended and Restated Credit Agreement ("Fifth Amendment") dated as of February 18, 2005, by Sixth Amendment to Amended and Restated Credit Agreement ("Sixth Amendment"), dated as of August 30, 2005, by Seventh Amendment to Amended and Restated Credit Agreement ("Seventh Amendment"), dated as of December 7, 2005, by Eighth Amendment to Amended and Restated Credit Agreement ("Eighth Amendment"), dated as of January 29, 2006, by Ninth Amendment to Amended and Restated Credit Agreement, dated as of July 20, 2006 ("Ninth Amendment"), and by Tenth Amendment to Amended and Restated Credit Agreement, dated as of January 22, 2007 ("Tenth Amendment") and by Eleventh Amendment to Amended and Restated Credit Agreement, dated as of April 16, 2007 ("Eleventh Amendment") (it being acknowledged by the parties hereto that the proposed First Amendment to Amended and Restated Credit Agreement, which had been under discussion in March 2003, was never executed by the parties and is of no force or effect; otherwise, such agreement, as amended by the Second Amendment, Third Amendment, Fourth Amendment, Fifth Amendment, Sixth Amendment, Seventh Amendment, Eighth Amendment, Ninth Amendment, Tenth Amendment and Eleventh Amendment, and as it may be further amended, restated, supplemented and/or modified, shall be referred to herein as the "Credit Agreement"). Terms used herein and not herein defined shall have the meanings given to them in the Credit Agreement.

                  The Borrower has now requested additional amendments to the provisions of the Credit Agreement, which the Bank is willing to accommodate subject to the terms, provisions and conditions set forth in this Twelfth Amendment.

                  NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Bank hereby agree as follows:

                  1. Amendments to Credit Agreement. The Credit Agreement is hereby amended as follows:

                  (a) The following definition in Section 1.01 is hereby amended and restated in its entirety to read as follows:

                  "Termination Date" means whichever is applicable of (i) December 31, 2008, (ii) the date the Commitments are terminated pursuant to Section 6.01 following the occurrence of an Event of Default, or (iii) the date the Borrower terminates the Commitments entirely pursuant to Section 2.08.

                  (b) The matrix set forth in Section 2.06(a)(ii) of the Credit Agreement is hereby amended, restated and replaced by the following matrix:

                  Debt/EBITDA Ratio                       Applicable Margin
                  -----------------                       -----------------

         Less than 2.50 to 1.00                                  1.95%

         Greater than or equal to 2.50 to 1.00                   2.50%

                  (c) Section 5.24 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "Section 5.24 Capital Expenditures. Aggregate Capital Expenditures for any Fiscal Year will not exceed $5,000,000.00."

                  (d) Section 5.27 of the Credit Agreement, entitled "Minimum EBITDA", is hereby deleted in its entirety.

                  (e) A new Section 5.28, entitled "Funded Debt/EBITDA Ratio", is hereby added to the Credit Agreement, which new section shall read as follows:

                         5.28 Funded Debt/EBITDA Ratio. The Borrower will maintain at the end of each Fiscal Quarter a ratio of Funded Debt to EBITDA of not more than 3.00 to 1.00.

                  2. Further Assurances. The Borrower will execute such confirmatory instruments, if any, with respect to the Credit Agreement and this Twelfth Amendment as the Bank may reasonably request.

                  3. Ratification by Borrower. The Borrower ratifies and confirms all of its representations, warranties, covenants, liabilities and obligations under the Credit Agreement (except as expressly modified by this Twelfth Amendment) and agrees that: (i) except as expressly modified by this Twelfth Amendment, the Credit Agreement continues in full force and effect as if

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

set forth specifically herein; and (ii) the Borrower has no right of setoff, counterclaim or defense to payment of its obligations under the Credit Agreement. The Borrower and the Bank agree that this Twelfth Amendment shall not be construed as an agreement to extinguish the Borrower's obligations under the Credit Agreement or the Notes and shall not constitute a novation as to the obligations of the Borrower under the Credit Agreement or the Notes. The Bank hereby expressly reserves all rights and remedies it may have against all parties who may be or may hereafter become secondarily liable for the repayment of the obligations under the Credit Agreement or the Notes.

                  4. Amendments. This Twelfth Amendment may not itself be amended, changed, modified, altered, or terminated without in each instance the prior written consent of the Bank. This Twelfth Amendment shall be construed in accordance with and governed by the laws of the State of North Carolina.

                  5. Counterparts. This Twelfth Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same agreement.

                  6. Modification and Extension Fee. The Borrower shall pay to the Bank on the date this Twelfth Amendment is executed, an amendment and extension fee equal to $10,000.00, which fee, once paid, shall be fully earned and non-refundable.

                  7. Bank's Expenses. In accordance with Section 9.03 of the Credit Agreement, Borrower hereby acknowledges and agrees to pay all reasonable out-of-pocket expenses incurred by the Bank in connection with the preparation of this Twelfth Amendment, including without limitation reasonable attorneys' fees.

                            [Signature Page Follows]



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

                  IN WITNESS WHEREOF, this Twelfth Amendment has been duly executed under seal by Borrower and Bank as of the day and year first above written.


                                          BORROWER:

                                          CULP, INC.                   (SEAL)


                                          By: /s/ Kenneth R. Bowling
                                              ----------------------
                                          Name: Kenneth R. Bowling
                                          Title: Vice President and Chief
                                                 Financial Officer




                                          BANK:

                                          WACHOVIA BANK, NATIONAL ASSOCIATION,
                                          as Agent and as Bank         (SEAL)


                                          By: /s/ Matthew M. Rankin
                                              ---------------------
                                          Name: Matthew M. Rankin
                                          Title: Senior Vice President


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